UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

IMMUNE PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Immune Pharmaceuticals Inc.

430 East 29th Street, Suite 940

New York, NY 10016

November 13, 2015

Dear Stockholder,

You are cordially invited to attend the 2015 Annual Meeting of the Stockholders of Immune Pharmaceuticals Inc. (the “Company”) to be held at 9:00 a.m., E.S.T, on Wednesday, December 9, 2015, at our corporate headquarters at 430 East 29th Street, Suite 940, New York, NY 10016. The attached Notice of Annual Meeting and proxy statement describe the business we will conduct at the annual meeting and provide information about us that the holders of our common stock (the “Common Stock”) and Series C 8% Convertible Preferred Stock (“Series C Preferred Stock”) should consider when voting their shares as provide in this proxy statement.

At the annual meeting, we will ask our holders of Common Stock and Series C Preferred Stock to:

1.	ratify the selection of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015;

2.	approve the Immune Pharmaceuticals Inc. 2015 Equity Incentive Plan;

3.	re-elect each of Mr. Cameron Durrant, M.D., and Mr. Elliot M. Maza, nominees for Class II directors, as members of our Board of Directors; and

4.	approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement.

The Board of Directors recommends the approval of each of these proposals.

Such other business will be transacted as may properly come before the annual meeting and at any adjournments or postponements thereof.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting, whether or not you can attend.

If you wish to attend the annual meeting in person, you will need to register with us in advance. You can register by contacting our investor relations office by no later than December 8, 2015, by e-mail to investors@immunepharma.com; fax at (917) 398-1915; mail at Immune Pharmaceuticals Inc., 430 East 29th Street, Suite 940, New York, NY 10016; or telephone at (646) 440-9310.

Thank you for your ongoing support of Immune Pharmaceuticals Inc. We look forward to seeing you at the annual meeting.

Sincerely,

/s/ Dr. Daniel G. Teper
Dr. Daniel G. Teper
Chief Executive Officer

Immune Pharmaceuticals Inc.

430 East 29th Street, Suite 940

New York, NY 10016

November 13, 2015

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME: 9:00 a.m., E.S.T.

DATE: December 9, 2015

PLACE: 430 East 29th Street, Suite 940, New York, NY 10016

PURPOSES:

For the holders of our common stock (“Common Stock”) and Series C 8% Convertible Preferred Stock (“Series C Preferred Stock”) to:

1.	ratify the selection of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015;

2.	approve the Immune Pharmaceuticals Inc. 2015 Equity Incentive Plan;

3.	re-elect each of Mr. Cameron Durrant, M.D., and Mr. Elliot M. Maza as nominees for Class II directors to serve a three-year term expiring at the annual meeting in 2018; and

4.	approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement.

In addition, the Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.

WHO MAY VOTE?

You may vote if you were the record owner of our Common Stock and/or Series C 8% Convertible Preferred Stock at the close of business on October 29, 2015. A list of stockholders of record will be available at the annual meeting and during the ten days prior to the annual meeting at our offices at the above address.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

If you plan to attend the annual meeting, you must register in advance by contacting our investor relations office, by e-mail to investors@immunepharma.com; fax at (917) 398-1915; mail at Immune Pharmaceuticals Inc., 430 East 29th Street, Suite 940, New York, NY 10016; or telephone at (646) 440-9310. Only record and beneficial owners will be permitted to register. Requests for registration will be processed in the order in which they are received and must be requested by no later than December 8, 2015. Please note that seating is limited and registration of stockholders will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 8:30 a.m. and the meeting will begin at 9:00 a.m.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gad Berdugo, Secretary

IMMUNE PHARMACEUTICALS INC.

Immune Pharmaceuticals Inc.

430 East 29th Street, Suite 940

New York, NY 10016

PROXY STATEMENT FOR THE IMMUNE PHARMACEUTICALS INC.

2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 9, 2015

This proxy statement, along with the accompanying notice of 2015 annual meeting of stockholders, contains information about the 2015 annual meeting of stockholders of Immune Pharmaceuticals Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 9:00 a.m., E.S.T, on Wednesday, December 9, 2015, at our corporate headquarters at 430 East 29th Street, Suite 940, New York, NY 10016.

In this proxy statement, we refer to Immune Pharmaceuticals Inc. as “Immune,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about November 13, 2015, we will begin sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2014 annual report, which includes our financial statements for the fiscal year ended December 31, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 9, 2015

This proxy statement and our 2014 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 12-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2014 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.immunepharma.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: 430 East 29th Street, Suite 940, New York, NY 10016, attention: Secretary, Annual Meeting. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING

Why is the Company Soliciting my Proxy?

The Board of Directors of Immune is soliciting your proxy to vote at the 2015 annual meeting of stockholders, and any adjournments or postponements of the meeting, which we refer to as the annual meeting, to be held at 9:00 a.m., E.S.T, on Wednesday, December 9, 2015 at our corporate headquarters at 430 East 29th Street, Suite 940, New York, NY 10016. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended 2014 because you owned shares of our common stock (“Common Stock”) and/or our Series C 8% Convertible Preferred Stock (“Series C Preferred Stock”) on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about November 13, 2015.

Who Can Vote at the Annual Meeting?

Only stockholders who owned our Common Stock and/or Series C Preferred Stock at the close of business on October 29, 2015 are entitled to vote at the annual meeting. On this record date, there were 29,924,968 shares of our Common Stock issued and outstanding and entitled to vote and additional 10 shares of Series C Preferred Stock convertible into 2,234 shares of common stock outstanding and entitled to vote on the proposals included in this proxy statement.

Pursuant to an Amendment of our Certificate of Designation of Preferences, Rights and Limitations of Series C 8% Convertible Preferred Stock (“Certificate of Designation”), the holders of the Preferred Stock are entitled, subject to the limitations on beneficial ownership contained in the Certificate of Designation, to vote on all matters as to which holders of our common stock are entitled to vote.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

For the ten-day period immediately prior to the annual meeting, the list of the stockholders of record entitled to vote at the annual meeting will be available for inspection at our offices at 430 East 29th Street, Suite 940, New York, NY 10016, by stockholders for such purposes as are set forth in the General Corporation Law of the State of Delaware. Such list will also be available for inspection at the annual meeting.

How Many Votes Do I Have?

As of October 29, 2015, the record date, there were 29,924,968 shares of our Common Stock outstanding and entitled to vote and additional 10 shares of Series C Preferred Stock convertible into 2,232 shares of Common Stock outstanding and entitled to vote.

Pursuant to an Amendment of our Certificate of Designation of Preferences, Rights and Limitations of Series C 8% Convertible Preferred Stock (“Certificate of Designation”), the holders of the Preferred Stock are entitled, subject to the limitations on beneficial ownership contained in the Certificate of Designation, to vote on all matters as to which holders of our common stock are entitled to vote. Each share of Series C Preferred Stock entitles its holder to such number of votes per share equal to the number of shares of Common Stock which would be obtained upon the conversion of such share of Series C Preferred Stock as if converted at market value of the Common Stock on the date of issuance.

Each share of our common stock that you own entitles you to one vote. Each share of our Series C Preferred Stock that you own entitled you to 223 votes (on an as converted basis pursuant to the Certificate of Designation).

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How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card applicable to your class of stock, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares: should be voted for or withheld for the nominee for director; and should be voted for, against or abstained with respect to each of the other proposals. Voting by proxy will not affect your right to attend the annual meeting. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. If your shares are registered directly in your name through our transfer agent, VStock Transfer LLC, or you have stock certificates registered in your name, you may submit a proxy to vote:

•	By Internet or by telephone. Follow the instructions attached to the proxy card applicable to your class of stock to submit a proxy to vote by Internet or telephone.

•	By mail. If you received one or more proxy cards by mail, you can vote by mail by completing, signing, dating and returning the enclosed proxy card applicable to your class of stock in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting. You are required to register in advance of the annual meeting if you plan to attend the annual meeting in person. If you wish to register in advance of the annual meeting, please contact our investor relations office by no later than December 8, 2015, by e-mail to investors@immunepharma.com; fax at (917) 398-1915; mail at Immune Pharmaceuticals Inc., 430 East 29th Street, Suite 940, New York, NY 10016; or telephone at (646) 440-9310. Only record and beneficial owners will be permitted to register.

Telephone and Internet voting facilities for all stockholders of record will be available 24-hours a day and will close at 11:59 p.m., E.S.T, on December 8, 2015.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	“FOR” the adoption of the Immune Pharmaceuticals Inc. 2015 Equity Incentive Plan;

•	“FOR” the re-election of each of Mr. Cameron Durrant, M.D., and Mr. Elliot M. Maza, nominees for Class II directors, as members of our Board of Directors; and

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement.

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If any other matter is properly presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was first made available, we know of no matters that need to be acted on at the annual meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

If you submit a proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	By submitting a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above or by providing written notice of revocation to us before the annual meeting at 430 East 29th Street, Suite 940, New York, NY 10016, Attention: Secretary;

•	By submitting a later proxy by Internet or by telephone as instructed above; or

•	By attending the annual meeting in person and voting in person. Attending the annual meeting in person will not, in and of itself, change or revoke a previously submitted proxy unless you specifically request it or vote by ballot at the annual meeting.

Your most current proxy card or proxy submission by telephone or Internet is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock and/or our Series C Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 1 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker, bank or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 3 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to executive compensation and the 2015 Equity Incentive Plan. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to executive compensation and the 2015 Equity Incentive Plan, no votes will be cast on these proposals on your behalf.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Ratify Selection of Our Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2015, the Audit Committee of our Board of Directors will reconsider its selection.

Proposal 2: Approve the 2015 Equity Incentive Plan	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to approve the 2015 Equity Incentive Plan. Abstentions will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Elect Mr. Cameron Durrant, M.D., and Mr. Elliot M. Maza as Class II Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

We will keep all of the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of VStock Transfer LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. Broadridge, however, will forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary or final results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

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What Are the Costs of Soliciting these Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this proxy statement and accompanying materials, will be borne by the Company. In addition, proxies may be solicited personally, by telephone or otherwise, by our officers, directors and employees, none of whom will receive any compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and obtain authority to execute proxies. We will then reimburse such parties for their reasonable expenses incurred in connection with these activities.

What Constitutes a Quorum for the Annual Meeting?

Except as otherwise provided by law, the Certificate of Incorporation, or the By-laws of the Company, a quorum for the transaction of business at any meeting of Stockholders shall consist of the holders of record of one third of the issued and outstanding shares of the capital stock of the Corporation entitled to vote entitled to vote at the annual meeting, present in person or by proxy, is necessary to constitute a quorum.

Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists as to each class of capital stock. Broker non-votes will be counted for purposes of determining whether a quorum exists with respect to all of the proposals.

Attending the Annual Meeting

The annual meeting will be held at 9:00 a.m., E.D.T, on Wednesday, December 9, 2015, at our corporate headquarters at 430 East 29th Street, Suite 940, New York, NY 10016. When you arrive at our corporate headquarters, signs will direct you to the appropriate meeting room. You need not attend the annual meeting in order to vote.

If you plan to attend the meeting, you must register in advance by no later than December 8, 2015. Registration will be granted only to record and beneficial owners. You may register by contacting our investor relations by e-mail to investors@immunepharma.com; fax at (917) 398-1915; mail at Immune Pharmaceuticals Inc., 430 East 29th Street, Suite 940, New York, NY 10016; or telephone at (646) 440-9310. When contacting us, please provide the class of shares you hold and the name under which you hold shares of record or the evidence of your beneficial ownership of shares described below.

Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to send a written request for registration either by regular mail, fax or e-mail, along with proof of share ownership, such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the broker, bank or nominee holding your shares, confirming ownership. Requests for registration will be processed in the order in which they are received and must be requested no later than December 8, 2015. Please note that seating is limited and requests for registration will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 8:30 A.M. and the meeting will begin at 9:00 a.m.

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Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice and a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., by calling their toll free number, 1-888-237-1900.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another holder of our Common Stock and/or our Series C Preferred Stock and together both of you would like to receive only a single Notice or, if applicable, set of our annual disclosure documents, follow these instructions:

•	If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request by calling them at 1-888-237-1900 or writing them at 51 Mercedes Way, Edgewood, New York 11717.

•	If a broker, bank or other nominee holds your shares, please contact the broker, bank or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

•	following the instructions provided on your Notice or proxy card;

•	following the instructions provided when you submit a proxy to vote over the Internet; or

•	going to www.proxyvote.com and following the instructions provided.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of October 29, 2015 for (a) the executive officers named in the Summary Compensation Table on page 16 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock, relying solely upon the amounts and percentages disclosed in their public filings.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of October 29, 2015 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by these stockholders.

Percentage of ownership of Common Stock is based on 29,924,938 shares of Common Stock outstanding as of October 29, 2015.

The address for each of the directors, director nominees and named executive officers is c/o Immune Pharmaceuticals Inc., 430 East 29th Street, Suite 940, New York, NY 10016. Addresses of other beneficial owners are noted in the table.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned

5% + Stockholders:

MMCap International Inc. SPC (1)	2,631,548	8.58%
BCE Place 161 Bay St.
Toronto Ontario M5J 2S8

Melini Capital Corp. (2)	2,343,637	7.61%
ADR Tower, 8th floor
Samuel Lewis Av.
Obarrio Urbanization
Panama City, Republic of Panama

Framboise Trading Ltd (3) Road Town Tortola British Virgin Islands	1,998,224	6.47%

Crystalclear Group Inc. (4)	1,550,000	5.12%
50th & Aquilino De La Guardia Streets
Plaza Banco General 14th Floor
Panama City, Republic of Panama

Executive Officers and Directors:
Daniel G. Teper (5)	5,126,913	16.81%

Gad Berdugo (6)	71,667	*

Daniel Kazado (7)	171,788	*

Cameron Durrant (8)	34,165	*

Elliot Maza (9)	12,948	*

Rene-Pierre Azaria (10)	58,334	*

Robert W. Cook	-	-
119 Hunterdon Blvd.
Murray Hill, NJ 07974

Dr. Stephane Allard	-	-
341 North Woodland Street
Englewood, NJ 07631

All current executive officers and directors as a group (6 persons) (11)	5,475,365	17.83%

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*	Represents beneficial ownership of less than 1% of the shares of common stock.
(1)	This information is based solely on the Company’s records and may not reflect the current beneficial ownership of MMCap International Inc. SPC. Consists of warrants to purchase 1,406,548 shares of our common stock that are exercisable within the next 60 days.
(2)	This information is based solely on the Company’s records and may not reflect the current beneficial ownership of Melini Capital Corp. Includes warrants to purchase 414,816 shares of our common stock that are exercisable within the next 60 days, options to purchase 463,672 shares of our common stock that are exercisable within the next 60 days.
(3)	This information is based solely on the Company’s records and may not reflect the current beneficial ownership of Framboise Trading Ltd. Includes warrants to purchase 981,143 shares of our common stock that are exercisable within the next 60 days.
(4)	This information is based solely on the Company’s records and may not reflect the current beneficial ownership of Crystalclear Group Inc. Consists of warrants to purchase 350,000 shares of our common stock that are exercisable within the next 60 days.
(5)	Includes 541,251 shares issuable upon the exercise of stock options that are exercisable within the next 60 days, warrants to purchase 27,757 shares of our common stock that are exercisable within the next 60 days.
(6)	Consists of 61,667 shares issuable upon the exercise of stock options that are exercisable within the next 60 days and warrants to purchase 2,000 shares of our common stock that are exercisable within the next 60 days.
(7)	Consists of 87,498 shares issuable upon the exercise of stock options that are exercisable within the next 60 days and warrants to purchase 11,242 shares of our common stock that are exercisable within the next 60 day.
(8)	Includes 29,165 shares issuable upon the exercise of stock options that are exercisable within the next 60 days and warrants to purchase 1,000 shares of our common stock that are exercisable within the next 60 days.
(9)	Consists of 12,948 shares issuable upon the exercise of stock options that are exercisable within the next 60 days.
(10)	Consists of 8,834 shares issuable upon the exercise of stock options that are exercisable within the next 60 days.
(11)	See footnotes 5 through 10.

9

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our charter provides that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of five members, classified into three classes as follows: (i) Messrs. Cameron Durrant, M.D., and Elliot M. Maza constitute a Class II directors with a term ending at the 2015 annual meeting; (ii) Dr. Daniel G. Teper and Mr. Rene-Pierre Azria, constitute a Class III directors with a term ending at the 2016 annual meeting; and (iii) Dr. Daniel Kazado and constitute a Class I directors with a term ending at the 2017 annual meeting.

On November 12, 2015 our Board of Directors accepted the recommendation of the Nominating and Corporate Governance and voted to nominate Messrs. Cameron Durrant, M.D., and Elliot M. Maza for election at the annual meeting for a term of three years to serve until the 2018 annual meeting of stockholders, and until their respective successors have been elected and qualified.

Directors and Executive Officers

Set forth below, as of October 29, 2015, are the names of our directors, directors nominees and executive officers, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position

Directors and Executive Officers

Daniel G. Teper, Pharm. D.	55	Chief Executive Officer and Director

Gad Berdugo	50	Chief Financial Officer, Executive Vice President, Finance and Administration, and Secretary

Daniel Kazado	50	Chairman of the Board of Directors

Cameron Durrant, M.D. (1) (2) (3)	54	Lead Director

Elliot M. Maza (1)	59	Director

Rene-Pierre Azria (1) (2) (3)	58	Director

(1)	Member of our Audit Committee

(2)	Member of our Compensation Committee

(3)	Member of our Nominating and Corporate Governance Committee

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Daniel Gedeon Teper, Pharm. D., 55, has been the Chief Executive Officer of the Company since August 25, 2013, when he was appointed to such positions pursuant to the terms of the merger. From August 25, 2013 to December 15, 2014, Dr. Teper also served as Chairmen of our Board of Directors. Dr. Teper founded Immune Pharmaceuticals Ltd. and served as its chairman and chief executive officer from January 2010 to August 2013.  From 2005 to 2009, Dr. Teper served as New York-based Managing Partner and Head of North America at Bionest Partners, a global management consulting firm, where he advised pharmaceutical and public biotechnology companies with respect to corporate strategy, business development, mergers and acquisitions, new product development and commercialization. From 2000 to 2004, Dr. Teper held various senior management roles in the U.S., including senior vice president of sales and business development at Softwatch, an internet healthcare company, where he assisted in raising $30 million in venture capital and expanding the company to over 150 employees. From 1996 to 1999, Dr. Teper served as global president of Havas-Euro Rscg Healthcare Worldwide, where he expanded operations internationally and advised pharmaceutical companies on global launches of major new drugs in multiple disease areas. Dr. Teper worked for Novartis from 1984 to 1990, serving at the headquarters in Basel, Switzerland from 1984 to 1985 and serving out of the U.S. from 1985 to 1990, during which time he held management responsibilities in sales and marketing and was appointed head of new product development for Cardiovascular Products. From 1990 to 1992, Dr. Teper held general management positions in France, including Senior Vice President and head of marketing and sales of Laboratories at GlaxoSmith Kline and President and Chief Operating Officer of Laboratories at Delagrange (which was acquired by Synthelabo, a predecessor to Sanofi). In 1993, Dr. Teper founded and began serving as chief executive officer of WINTEC Pharma, a specialty pharmaceutical company. In 1995, Dr. Teper sold the anti-infectives segment of WINTEC Pharma to Norgine (UK) and the dermatology segment to Galephar (Belgium). In 1999, Dr. Teper co-founded Novagali (NYSE Euronext: NOVA), a pharmaceutical company specializing in ophthalmology and which was recently acquired by Japan’s Santen. Dr. Teper holds a Doctor of Pharmacy degree from Paris XI University and an MBA from INSEAD, where he was a J. Salmon scholar. We believe that Dr. Teper is qualified to serve on our board of directors due to his many years of service as our Chief Executive Officer and as former Chief Executive Officer of Immune Ltd., his extensive knowledge of our Company and his extensive experience within our industry.

Gad Berdugo, 50, joined our management team as Chief Financial Officer and Executive Vice President Finance and Administration and Secretary on January 14, 2015, and served as a director of the Company from June 2014 to January 2015.  Mr. Berdugo has over 20 years of experience in investment management and banking, strategic financial advisory and business and corporate development in the biomedical industry. Prior to his appointment as our EVP and CFO and from September 2012 to January 2015, Mr. Berdugo served as a Managing Director and Head of the Global Life Sciences at Tegris LLC, a New York City based financial advisory firm. He founded Explorium Capital LLC, a life science focused financial strategic advisory and investment management firm in 2008 and served there as Managing Partner through September 2012. From 2001 to 2008, Mr. Berdugo served as a Director at Lazard Asset Management Group, managing healthcare investments across a diverse range of Lazard Funds, including long/short hedge funds. Mr. Berdugo began his career at Abbott and later at Baxter Healthcare, where he was Director of Global Business Development for the Bio-Pharmaceutical Group. He served on the Board of Directors of Mabcure from 2010 to 2011 and on the Advisory Board of Spectrum Chemicals from 2009 to 2010. Mr. Berdugo holds an M.B.A. from H.E.C. School of Management in Paris; he also studied at Northwestern Kellogg School of Management.  He received his M.Sc. in Biochemical Engineering from University College London and his B.Sc. with Honors in Biotechnology from Imperial College London.

Daniel Kazado, 50, became a director of the Company on October 10, 2013 and became the Chairman of the Board of Directors on December 15, 2014. Mr. Kazado has served as a senior advisor to Melini Capital, a family owned private and public equity firm investing internationally in several industries, since its incorporation in 2010.  Melini Capital has been an early and significant investor in Immune Pharmaceuticals. From March 2011 to August 2013, Mr. Kazado served as a director. In 1992, Mr. Kazado founded DMA Altiam, a management consulting firm that advised boards of directors and senior management in multiple industries.  DMA Altiam grew to include 25 professionals over the course of fifteen years, and in 2002 Mr. Kazado sold the company to Altran Technologies, a global engineering and management consulting group with revenues of over $1 billion. Mr. Kazado holds a bachelor’s degree in Business Administration and a master’s degree in Management from Lyon University in France. We believe that Mr. Kazado is qualified to serve on our board of directors based on his experience with advising boards of directors and senior management in multiple industries, including our industry, with respect to management and other business aspects.

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Cameron Durrant, M.D., MBA, 54, joined our board of directors in July 2014. Dr. Durrant served as President and Chief Executive Officer of ECR Pharmaceuticals Co., Inc. (“ECR”) a subsidiary of Hi-tech Pharmacal Co. Inc. (NASDAQ: HITK), from September 2012 to April 2014. From January 2010 to September 2012, Dr. Durrant served as a consultant to several biopharma companies, as the Founder, CEO and CFO of PediatRx, Inc. (subsequently divested) and on several biotech and medical device company boards. As well as holding CEO and CFO roles, he has acted as Chairman, Treasurer and Chief Accounting Officer and convened, sat on or chaired audit, nominating, governance, compensation and special board committees. He has been an executive at blue-chip big pharma, including Johnson and Johnson, Pharmacia Corporation (until its acquisition by Pfizer), GSK and Merck. He is a founding director of Bexion Pharmaceuticals, a private company with a Phase I, novel lipid/protein nanotech oncology therapeutic and a board member of Alcyone Life Sciences, a private medical device company. He has served as a founding investor, Chairman, CEO and CFO of PediatRx (a public company), Executive Chairman and CEO of Anavex (a public company), former Chairman of Pressure Point (a medical device company), former CEO of PediaMed Pharmaceuticals (acquired by Connetics Corporation) and former board member of Topaz Pharmaceuticals (acquired by sanofi-aventis). He was the 2005 winner of the Ernst and Young Ohio and Kentucky ‘Entrepreneur of the Year’ winner and a national finalist, named in the PharmaVoice 2005, 2006, 2007 and 2010 list of one of the ‘100 most inspiring people in the pharmaceutical industry’ and by Pharmaceutical Executive in 2008 as part of the ‘Change generation - young leaders to watch in pharma’. Cameron earned his M.D. from the Welsh National School of Medicine, Cardiff, UK, his DRCOG from the Royal College of Obstetricians and Gynecologists, London, UK, his MRCGP from the Royal College of General Practitioners, London, UK, his DipCH from the Melbourne Academy, Australia and his MBA from Henley Management College, Oxfordshire, UK. We believe that Dr. Durrant is qualified to serve on our board of directors based on his experience advising companies in the pharmaceutical industry and his vast experience as an executive and director of several pharmaceutical companies.

Elliot M. Maza, J.D., 59, became a director of the Company on January 14, 2015.  Prior to joining the Board of Directors, Mr. Maza served as a consultant to the Company from November 2014 to January 2015. From May 2006 to the present, Mr. Maza has served in several management positions at Intellect Neurosciences, Inc., a biotechnology company focused on the development of therapeutics for Alzheimer’s disease.  Mr. Maza served as the Executive Vice President of Intellect Neurosciences, Inc. from May 2006 to March 2007 and as President from March 2007 to October 2011.  He has served as Chief Financial Officer of Intellect Neurosciences, Inc. from May 2006 to the present. Mr. Maza was appointed to the board of directors of Intellect Neurosciences, Inc. on June 26, 2007. From December 2003 to May 2006, Mr. Maza served as Chief Financial Officer of Emisphere Technologies, Inc., a biopharmaceutical company specializing in oral drug delivery. From March 1999 to December 2003, he was a partner at Ernst and Young, LLP. During the period from May 1989 to March 1999, Mr. Maza served as an Associate and subsequently Vice President in the Fixed Income divisions of Goldman Sachs, Inc. and JP Morgan Securities, Inc. Mr. Maza practiced tax and corporate law at Sullivan and Cromwell in New York from September 1985 to April 1989. Mr. Maza is qualified to serve as a director of the Company based on his experience as a senior executive in several biotech and biopharma companies.

René-Pierre Azria, 58, joined our board of directors in April 2015.  Since January 2015, he has served as a Senior Partner of LionTree Advisors LLC, a US privately-held advisory firm specialized in strategic financial analysis and mergers and acquisitions.  In January 2008, Mr. Azria founded Tegris LLC, a financial advisory firm he managed until December 2014. Mr. Azria was previously a worldwide partner with Rothschild & Co. based in New York. Prior to joining Rothschild in 1996, Mr. Azria served as Managing Director of Blackstone Indosuez and President of Financière Indosuez Inc. in New York. Mr. Azria serves as a director and member of the Risk Committee of Phoenix Group plc, a U.K. life insurer listed on the London Stock Exchange. Mr. Azria also serves as a director of two privately-held book publishers, in France and the US.  He served as a director of Jarden Corporation until 2012.  Mr. Azria holds an MSc. from the Ecole des Hautes Etudes Comerciales in France and Trium Global Executive MBA degrees from the London School of Business and New York University Stern School of Business.  Mr. Azria is qualified to serve as a director of the Company based on his extensive experience in banking and finance.

Family Relationships

There are no family relationships among any of our current or former directors or executive officers.

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Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of the following directors is an “independent director” as such term is defined by rules of The NASDAQ Stock Market LLC, or NASDAQ:

•	Cameron Durrant, M.D.
•	Elliot M. Maza
•	Rene-Pierre Azria

Committees of the Board of Directors and Meetings

Committees. The Board of Directors has established three standing committees, (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Board of Directors has also determined that each member of these committees meets the independence requirements applicable to each such committee as prescribed by NASDAQ and the SEC.

Meeting Attendance.  During the fiscal year ended December 31, 2014, there were seven meetings of our Board of Directors, and the various committees of the Board met a total of seven times. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which he served during fiscal 2014. The Board has adopted a policy under which each member of the Board of Directors makes every effort to attend each annual meeting of our stockholders.

Audit Committee.   Our Audit Committee met six times during fiscal year 2014. The Audit Committee during such period had three members, Ana Stancic (Chairwoman), Gad Berdugo, and Rene Lerer. The current members of the Audit Committee are Messrs. Elliot M. Maza (Chairman), Cameron Durrant, M.D. and Rene-Pierre Azria. All members of the Audit Committee satisfy the current independence standards promulgated by the NASDAQ and SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Rene Lerer is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Subsequent to the resignation of Mr. Lerer on April 17, 2015, the Board of Directors has determined that Mr. Maza is an “audit committee financial expert.”

Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.immunepharma.com.

Compensation Committee.   Our Compensation Committee met two times to date during fiscal year 2014. The Compensation Committee is composed entirely of directors who are not our current or former employees, all of whom qualify as independent under the definition promulgated by the NASDAQ and SEC. The Compensation Committee during fiscal year 2014 had three members, Cameron Durrant, M.D. (Chairman), Ana Stancic and David Sidransky, M.D. The current members of the Compensation Committee are Cameron Durrant, M.D. (Chairman), Rene-Pierre Azria, and Elliot M. Maza.

Among other responsibilities, our Compensation Committee reviews our compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to our directors and officers and approves and oversees compensation programs involving the use of our stock. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definitions promulgated by The NASDAQ. A copy of the Compensation Committee’s written charter is publicly available on our website at www.immunepharmaceuticals.com .

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A copy of the Compensation Committee’s written charter is publicly available on our website at www.immunepharma.com.

Nominating Committee.   Our Nominating Committee did not meet during fiscal 2015. The Nominating Committee is composed entirely of directors who are not our current or former employees, all of whom qualify as independent under the definition promulgated by the NASDAQ and SEC. The Nominating Committee currently has two members, Cameron Durrant, M.D. (Chairman) and Rene-Pierre Azria who joined as members of the Nominating Committee in 2015.

The functions of the Nominating Committee are set forth in the Nominating Committee’s charter and include evaluating and making recommendations to the full Board of Directors as to the size and composition of the Board of Directors and its committees, evaluating and making recommendations as to potential candidates, and evaluating the performance of the Board of Directors. The Nominating Committee does not consider issues of diversity among its members identifying and considering nominees for director.

In addition, under our current corporate governance policies, the Nominating Committee may consider candidates recommended by stockholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

A copy of the Nominating Committee’s written charter is publicly available on our website at www.immunepharma.com.

Board Leadership Structure

Daniel Kazado serves as the Chairman of our Board of Directors and Daniel G. Teper serves as our Chief Executive Officer. We believe that this structure is the most effective structure for us and our stockholders at this time because a separate chairman (i) can provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the Board of Directors to express its views on management, and (iii) allows the Chairman to focus on stockholder interests and corporate governance while providing our Chief Executive Officer with the ability to focus his attention on managing our day-to-day operations. As Daniel Kazado has experience with advising boards of directors and senior management in multiple industries, including our industry, with respect to management and other business aspects, he is particularly well-suited to serve as Chairman.

We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.

Role in Risk Oversight

Management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives and risks associated with our clinical trials, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board of Directors in reviewing our strategic objectives and plans, including with respect to our clinical trials, is a key part of the Board of Directors’ assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

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While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the Board of Directors assist it in fulfilling that responsibility.

The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements; the Nominating Committee reviews legal and regulatory compliance risks; the Compensation Committee assists the Board of Directors in its oversight of the evaluation and management of risks related to our compensation policies and practices.

Stockholder Communications to the Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (646) 440-9310 or e-mail at investors@immunepharma.com. However, stockholders wishing to submit written communications directly to the Board of Directors should send their communications to our Secretary, Gad Berdugo, Immune Pharmaceuticals Inc., 430 East 29th Street, Suite 940, New York, NY 10016. All stockholder communications will be considered by the independent members of our Board of Directors. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation earned, paid or accrued during the last two fiscal years ended December 31, 2014 and 2013 by (i) our Chief Executive Officer, and (ii) our two next most highly compensated former executive officers who earned more than $100,000 during the fiscal year ended December 31, 2014, collectively referred to in this prospectus as the “named executive officers.”

Name/Principal Position	Year	Salary ($)		Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)		Total ($)

Daniel G. Teper	2014	342,456	(2)(3)	-	1,541,613	2,098	(3)(4)	1,886,167	(3)
Chief Executive Officer	2013	112,709	(2)(3)	-	-	52,571	(3)(4)	165,280	(3)

Robert W. Cook (5)	2014	130,342		-	205,548	3,194	(6)	339,084
Former Chief Financial Officer.	2013	364,994		-	-	19,771	(6)	384,765
						6
Stephane Allard (7)	2014	192,292		-	-	5,483	(6)	197,775
Former Chief Medical Officer	2013	283,662		-	-	20,948	(6)	304,610

(1)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(2)	On August 25, 2013, pursuant to the consummation of the merger, Dr. Teper joined us as our Chairman and Chief Executive Officer. Since December 15, 2014, Dr. Teper serves only as our Chief Executive Officer. The amounts disclosed above exclude compensation paid to Mr. Teper, by Immune Ltd. prior to the merger. In the period from January 1, 2013 to the merger date, total compensation paid by Immune Ltd. for salary was $85,304 and $133,333 was accrued to 21 West Partners LLC, a company owned and controlled by Dr. Teper, by one of our subsidiaries, Immune Corp., $127,000 of which were deferred as of December 31, 2013. In 2014, Dr. Teper purchased shares of preferred stock and warrants for an aggregate purchase price of $60,000 in the private placement completed on March 14, 2014, which was paid by our outstanding obligation in the same amount to 21 West Partners LLC. The remainder of the deferred amount together with $7,500, which was deferred by Immune Ltd., was repaid during the first quarter of 2014.

(3)	Based upon an average exchange rate of 3.5932 and 3.6107 between the NIS and U.S. Dollar for 2014 and 2013, respectively.

(4)	Represents contributions to: (a) continued savings fund (Keren Hishtalmut), (b) disability insurance (Ovdan Kosher Avoda) and (c) statutory national insurance (Bituach Leumi) in the aggregate total amount of $2,098 in 2014 and $3,520 in 2013, respectively. Additionally, includes travel reimbursement in the aggregate amount of $0 in 2014 and $49,051 in 2013. This amount excludes contributions of $13,065 travel reimbursement prior to the merger.

(5)	Mr. Cook was appointed Interim President and Chief Executive Officer and Chief Financial Officer in August 2012 and served in this position until the consummation of the merger on August 25, 2013. Since the closing of the merger until his resignation effective on April 10, 2014, Mr. Cook served as our Chief Financial Officer.

(6)	Includes premiums for health benefits and for life and disability insurance paid on behalf of the named executive officer.

(7)	As of March 11, 2014, Dr. Allard’s employment as our Chief Medical Officer was terminated.

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Narrative Disclosure to Summary Compensation Table

Dr. Daniel G. Teper

Effective upon the consummation of the merger on August 25, 2013, Dr. Teper, our Chief Executive Officer, was entitled to compensation of $360,000 per year as a base salary, options to purchase 750,000 shares of our common stock which vest quarterly over a three year period, which options were granted in February, 2014, and an annual bonus of up to 100% of his base salary. During fiscal years 2013 and 2014, no bonus was paid to Dr. Teper.

 Under an employment agreement from September 2011 with our Israeli wholly-owned subsidiary, Immune Pharmaceuticals Ltd., or Immune Ltd., Dr. Teper was entitled to a monthly salary of approximately $10,000 plus benefits and reimbursement of certain expenses. Dr. Teper was also entitled to an annual bonus of up to 50% of his annual base salary, 50% based on successful achievement of personal objectives and the overall performance of his duties and obligations and 50% based on general corporate performance. Pursuant to this employment agreement, Dr. Teper was paid $49,562 from the consummation of the merger through December 31, 2013. Pursuant to a services agreement with 21 West Partners LLC, a company owned and controlled by Dr. Teper, Immune Ltd. has agreed to pay 21 West Partners LLC $200,000 annually for services rendered plus reimbursement for certain expenses. This agreement was terminated as of December 2013.

 On June 4, 2014, we entered into a new employment agreement with Dr. Teper (the “Employment Agreement”). Under the terms of his Employment Agreement, Dr. Teper is entitled to receive an annual base salary of $260,000. His first base salary payment shall also include a sign-on bonus of $48,208 for services provided by Dr. Teper to us prior to June 1, 2014. In addition, Dr. Teper will be eligible to receive, subject to the board of directors’ approval, an annual incentive award, contingent upon his achievement of goals mutually agreed upon by Dr. Teper and us, of up to $360,000 for each calendar year of his term of employment, which may be granted in cash or in equity equivalent. Under the term of his Employment Agreement, Dr. Teper is also eligible to participate in all employee benefit plans, programs and arrangements, and all fringe benefits and perquisites that are made available to our senior executives, including but not limited to, health insurance coverage in accordance with the terms of our health insurance plan. Furthermore, Dr. Teper received $100,000 as an annual base salary from Immune, Ltd., as further discussed below.

 The Employment Agreement is effective as of June 1, 2014 and may be terminated upon death, disability, by us with or without Cause (as defined in the employment agreement), or by Dr. Teper with or without Good Reason (as defined in the employment agreement). In the event the Employment Agreement is terminated for Good Reason by Dr. Teper, he shall be entitled to receive his base salary for a period of three (3) months. If the Employment Agreement is terminated by the Company without Cause, Dr. Teper shall be entitled to receive his base salary for a period of six (6) months. In each case, payment is contingent upon Dr. Teper’s signature of a release that is satisfactory to the Company in form and in substance. The Employment Agreement does not provide for any payments in the event that it is terminated by the Company for Cause or by Dr. Teper without Good Reason.

Furthermore, as part of his compensation, effective February 2, 2014, Dr. Teper has been granted an option to purchase 750,000 shares of our common stock, at an exercise price of $2.38, the closing price of our shares of common stock on the date of the grant by the board of directors, which options vest quarterly over a three- year period, subject to acceleration in the event of (i) Change of Control; or (ii) termination by us without Cause, pursuant to the terms and subject to the conditions of our stock option plan.

On June 23, 2014, Immune Ltd. and Dr. Teper entered into an amendment to that certain employment agreement, by and between Immune Ltd. and Dr. Teper, dated September 1, 2011 (the “Amendment”). The Amendment is effective as of June 1, 2014. Pursuant to the Amendment, (i) Dr. Teper’s base annual salary will be $100,000 (or NIS 20,500 per month) and will increase to $141,463 (or NIS 29,000 per month) commencing on January 1, 2015, for services rendered by Dr. Teper to Immune Ltd. (ii) the notice period for termination by employee was reduced to three months and by Immune Ltd. was reduced to six months, and (iii) Dr. Teper will be entitled to up to 10 paid vacation days, which can be accumulated, subject to certain conditions.

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The employment agreement of Dr. Teper with Immune Ltd. was in addition to the existing Employment Agreement between us and Mr. Teper entered into on June 4, 2014, as described above. However, on February 28, 2015, Mr. Teper and Immune Ltd. terminated, effective as of January 1, 2015, Mr. Teper’s employment agreement with Immune Ltd., pursuant to which Mr. Teper was paid, among other benefits, an annual base salary of $100,000. In connection with the termination, we and Mr. Teper amended Mr. Teper’s Employment Agreement. Pursuant to the amendment, effective as of January 1, 2015, Mr. Teper’s annual base salary increased from $260,000 to $360,000.

Robert W. Cook

Robert W. Cook was our Chief Financial Officer until April 10, 2014. Pursuant to that certain Amended and Restated Employment Agreement, dated July 21, 2010, entered into with Mr. Cook, Mr. Cook was entitled to an annual base salary of $300,000, which was subject to at least annual review for increase in the discretion of the board of directors or our compensation committee, and an additional $100,000 for his service as the Interim President and Chief Executive Officer prior to the consummation of the merger which we intend to pay by a cash payment of $50,000 and a two-year warrant to purchase 50,000 shares of our common stock at an exercise price of $1.98. Mr. Cook was also eligible for an annual cash bonus of up to 45% of his base salary, the actual amount of which would have been determined by the board of directors in its discretion. Mr. Cook has deferred payment of a portion of his salary until completion of any one of certain predetermined objectives, including a change of control (which the merger constituted).

Dr. Stephane Allard

Dr. Stephane Allard was our Chief Medical Officer. On March 11, 2014, we and Dr. Allard entered into a Settlement Agreement and General Release (the “Agreement”). Pursuant to the Agreement, we have agreed to pay Dr. Allard (i) an aggregate severance payment in the amount of $141,831, to be paid in six monthly installments beginning on March 1, 2014; (ii) aggregate expenses reimbursement of $1,609; (iii) an aggregate of $43,642 for accrued vacation time, to be paid in six monthly installments beginning on March 1, 2014; (iv) back salary of $11,819; and (v) COBRA payments (premium and co-pay) for Dr. Allard and his family for six months commencing February 1, 2014. We also have agreed to pay a 2.5% penalty for the late payment of any installment payment due and not settled within seven days. Such penalty will be compounded monthly until each late payment is paid in full. In the event that we fail to make any payments due for a period of 30 consecutive days, all remaining balances under the Agreement shall accelerate together with all penalties incurred.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information for each named executive officer regarding outstanding stock options on the last day of the fiscal year ended December 31, 2014:

	Option Awards
	Number of Securities Underlying Unexercised Options (#)
Name	Number Exercisable (1)		Number Unexercisable	Option Exercise Price	Option Expiration Date

Daniel G. Teper	185,473	(2)	-	$0.04	7/8/22
	30,912	(3)	-	$0.71	7/10/22
	12,365	(4)	-	$0.99	4/11/23
	250,000	(5)	500,000	$2.38	2/2/24

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(1)       The options have not been, and may never be, exercised and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)       Vesting of these stock options and stock awards were originally solely subject to the achievement of certain milestones related to the successful financing goals. The vesting of these stock options vested as follows: (i) one third after the first $4 million financing in December 2012, (ii) one third after $5 million financing in March 2013, and (iii) one third after $6 million financing which vested in June, 2013.

(3)       This option was fully vested on August 24, 2012.

(4)       This option was fully vested on the date of grant.

(5)       These options vest quarterly over three years from date of grant.

Potential Payments upon Termination or Change-in-Control

Daniel G. Teper

As of December 31, 2014, Dr. Teper, our Chief Executive Officer of Immune, was entitled to compensation of $360,000 per year as a base salary, 750,000 options exercisable into 750,000 shares of Immune common stock which vest quarterly over a three year period and an annual bonus of up to 100% of his base salary.

Dr. Teper would be entitled to the compensation described below in the event of termination of his employment under the agreement:

Termination for any Reason. Upon termination for any reason and in addition to any other payments disbursed in connection with termination, Dr. Teper is entitled to:

●	receive payment of his applicable base salary through the termination date;
●	the balance of any annual, long-term or incentive award earned in any period prior to the termination date; and
●	a lump-sum payment for any accrued but unused vacation days.

Termination due to Death or Disability. If termination occurs due to death or disability, Dr. Teper is or his estate is entitled to exercise his options for six months following such termination.

Termination Without Cause. If Dr. Teper is terminated without cause, he is entitled to exercise all or part of his stock options within 60 days after the termination but not later than the scheduled expiration date. Cause has been defined as: (1) conviction of any crime involving moral turpitude or dishonesty; (2) willful refusal to perform the lawful instructions of the Board pertaining to the Employee’s employment under this Agreement provided, however, that if such refusal to perform is susceptible to cure, the Employee shall not have cured such refusal within five days of having been given written notice thereof; (3) any breach of the Employee’s fiduciary duties or duties of care to the Company (except for conduct taken in good faith); and (4) any conduct (other than conduct in good faith) materially detrimental to the Company.

Director Compensation

The following table sets forth the total compensation paid or accrued during the fiscal year ended December 31, 2014 to our non-employee members of our board of directors who serve on our board of directors.

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Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)

David Sidransky (3)	69,375	-	69,375
Ana Stancic (4)	45,000	-	45,000
Isaac Kobrin (5)	30,000	-	30,000
Daniel Kazado (6)	40,000	-	40,000
Rene Lerer (7)	40,000	-	40,000
Gad Berdugo (8)	35,000	111,184	146,184
Cameron Durrant (9)	20,000	130,344	150,344

(1)	All non-employee directors receive an annual cash fee of $40,000 for their service on our board of directors. Such cash fee is for a 1-year term from October 2014 through October 2015.

(2)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(3)	As the Vice Chairmen, and Chairman of the Compensation Committee, Dr. Sidransky received an annual cash fee of $40,000. As the Chairman of the Executive Committee, Dr. Sidransky received $15,000 per quarter pro-rated over time served on the committee. Such cash fee is for a one-year term from October 2014 through October 2015. Dr. Sidransky resigned from the Board of Directors effective January 14, 2015.

(4)	As the Chairwoman of the Audit Committee, Ms. Stancic was entitled to receive an additional annual cash fee of $20,000. Such cash fee is for a one-year term from October 2014 through October 2015. Ms. Stancic resigned from the Board of Directors effective January 14, 2015.

(5)	As the Chairman of our Research and Development Committee, Dr. Kobrin was entitled to receive an additional annual fee of $20,000. Such cash fee is for a one-year term from October 2014 through October 2015. Dr. Kobrin resigned from the Board of Directors effective July 10, 2014.

(6)	Mr. Kazado was elected as the Chairmen of the Board of Director’s effective December 15, 2014 and will be entitled to receive an additional annual fee of $80,000.

(7)	Mr. Lerer resigned from the Board of Directors effective April 17, 2015.

(8)	Mr. Berdugo was appointed to the Board of Directors effective June 10, 2014. As the Chairman of the Pricing Committee, Mr. Berdugo was entitled to receive an additional annual fee of $20,000. Effective January 21, 2015, Mr. Berdugo was appointed Chief Financial Officer of the Company and resigned from his position as a member of the Board of Directors.

(9)	Dr. Durrant was appointed to the Board of Directors effective July 14, 2014. As the Chairmen of the Compensation Committee, Dr. Durrant is entitled to receive an additional annual fee of $20,000. Also, on January 10, 2015, Dr. Durrant was appointed the Lead Director of the Company and is entitled to receive an additional annual fee of $20,000 (which amount is not reflected in the table above).

Director Compensation Policy

In October 2013, our Board of Directors adopted a director compensation plan applicable to our non-employee directors, pursuant to which we compensate our non-employee directors in cash and stock options. Our non-employee members of the Board of Directors of are entitled to cash compensation of $40,000 per year as a base fee plus $20,000 per year for service as a chairperson of a committee of the board of directors, other than the nominating and corporate governance committee, and up to 50% of the base fee for service as the Vice Chair/Lead Independent Director of the board of directors. In addition to the cash compensation, each member of the board of directors will be granted stock options to purchase 50,000 shares of our common stock that vest on the date of grant and stock options to purchase 50,000 shares of our common stock that vest quarterly over a three-year period. The exercise price of all of the foregoing options will be the fair market value on the date of the grant. In addition, we will reimburse our non-employee directors for their out-of-pocket expenses incurred in connection with attending board and committee meetings.

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The non-employee directors are also reimbursed for customary business expenses in connection with attending Board of Directors and committee meetings.

Equity Compensation Plan Information

The following table provides certain aggregate information, as of December 31, 2014, with respect to all of our equity compensation plans then in effect:

Plan Category	(a) No. of securities to be issued upon exercise of outstanding options and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights ($)	(c) No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by security holders (1)	5,346,854	$1.70	7,653,146
Equity compensation plans not approved by security holders	-	-	-

(1)         This plan consists of the 2005 Employee Stock Option Plan. Upon the consummation of the merger all of the issued and outstanding options of Immune Ltd. were exchanged for options to purchase shares of our common stock and assumed by us and the Immune Ltd. plan was terminated.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Capital Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.immunepharma.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2014, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management and EisnerAmper LLP, our independent registered public accounting firm;

•	Discussed with EisnerAmper LLP the matters required to be discussed in accordance with Auditing Standard No. 16- Communications with Audit Committees; and

•	Received written disclosures and the letter from EisnerAmper LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Members of the Audit Committee as of December 31, 2014

Ana Stancic (Chairwoman)
Gad Berdugo
Rene Lerer, M.D.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon a review of Forms 3, 4 and 5 furnished to us during the fiscal year ended December 31, 2014, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2014, with the exception of Forms 4 which were not filed on a timely basis with respect to one transaction on behalf of the following individuals: Daniel Kazado, Ana Stancic, Gad Berdugo, Cameron Durrant, David Sidransky, Isaac Kobrin and Daniel Teper.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of transactions since January 1, 2013 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year end for the last two years, and in which any of our executive officers, directors or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation arrangements, which are described in the section above titled “Executive Officer and Director Compensation.”

Daniel G. Teper

In June 2011, Immune Pharmaceuticals Corporation, Inc, a wholly owned subsidiary of Immune Ltd., entered into a services agreement with 21 West Partners LLC (“21 West”), a company owned and controlled by Dr. Teper, a founder and CEO of Immune Ltd, under which, the Company agreed to pay $200,000 annually for services rendered plus reimbursement for certain expenses. The agreement with 21 West was terminated by the parties in December 2013. In addition, Dr. Teper offset $60,000 of the amounts due to him under the service agreement with 21 West, for participation in our March 2014 private placement financing. As of December 31, 2014 and 2013, $0 and $127,000 was due to 21 West, respectively, and no amounts are currently due to 21 West.

Melini Capital Corp. and Daniel Kazado

In April 2014, the Company entered into a three-year, $5,000,000 revolving line of credit with Melini Capital Corp., an affiliate of Mr. Kazado, our Chairman (“Mellin”), which may become available to the Company within up to four weeks from an official request by the Company. Borrowings under this line of credit would incur interest at a rate of 12% per annum, payable quarterly. Any amounts borrowed under the line of credit become due upon maturity, April 7, 2017. This facility is unsecured and subordinated to the Company’s senior secured term loan. Additionally, either party had the right to terminate this line upon completion of a capital raise in excess of $5,000,000. On April 14, 2015, the line of credit was amended to waive Melini’s right to terminate the line for one year from the amendment date or the completion of a new capital raise in excess of $5,000,000, if earlier. To date, no amounts were drawn under this revolving 2014 line of credit. The revolving line of credit was further amended upon the completion of the July 29, 2015 financings in which we completed a capital raise greater than $5.0 million. On August 7, 2015, Melini agreed to extend the revolving line of credit until September 30, 2015. On October 14, 2015, Melini agreed to extend the line of credit until November 30, 2016. In October 2015, we paid Melini $250,000 as reimbursement for direct financial and administrative maintenance expenses for the revolving line of credit.

In January 2014, the Company entered into a consulting agreement with Melini. In accordance with the agreement, Melini received a grant of 600,000 restricted shares of common stock of the Company, to vest monthly over three years. The vesting of these restricted shares was accelerated in connection with the November 2014 private placement.

In 2012, Melini Capital Corp. had previously received options to purchase an aggregate of 750,000 shares of common stock. As of December 31, 2013, those options have fully vested.

Mr. Kazado offset $20,000 of existing debt by us for participation in the our March 2014 private placement financing. As of December 31, 2014, no amounts were due to Mr. Kazado for his board services.

Soho Mavericks LLC

In September 2014, the Company entered into a consulting agreement with Soho Mavericks LLC, which was founded, and is being managed by Mr. Benjamin Teper, the son of the Company’s Chief Executive Officer, Dr. Daniel Teper. Pursuant to the agreement, the Company has paid a $5,000 monthly retainer for services received. During the fiscal years ended December 31, 2014 and 2013, total payment under the Soho Mavericks consulting agreement of $20,000 and $0, respectively, was recorded. As of December 31, 2014, no amounts were owed Soho Mavericks LLC.

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PROPOSALS TO BE VOTED UPON IN THE 2015 ANNUAL MEETING

PROPOSAL 1:

INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP, or BDO, as our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2015. EisnerAmper LLP was our independent registered public accounting firm for the fiscal year ended December 31, 2014. The Board of Directors proposes that our holders of Common Stock ratify this appointment. We expect that representatives of BDO will be present at the annual meeting via conference call, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

On June 30, 2015, the Audit Committee notified EisnerAmper LLP (“Eisner”) that it had determined not to engage Eisner our independent registered public accounting firm for the fiscal year ending December 31, 2015, and accordingly dismissed Eisner effective as of such date. On and effective as of that same date, we entered into an engagement letter with BDO, approved by our Audit Committee, and engaged BDO as our independent registered public accounting firm.

Eisner’s audit reports on the Company’s financial statements for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and any subsequent interim period prior to June 30, 2015, there were (i) no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make reference to the subject matter thereof in connection with its report; and (ii) during the fiscal years ended December 31, 2014 and 2013 and any subsequent interim period through June 30, 2015, there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, except that our internal control over financial reporting was not effective due to the existence of material weaknesses in our internal control over financial reporting, identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, relating to the the lack of sufficient personnel and processes to adequately and timely process and approve certain financial transactions and significant contracts, and adequately and timely record certain complex financial transactions. The Audit Committee has discussed this matter with Eisner and management has begun to implement remediatory measures as disclosed in our periodic reports.

During our two most recent fiscal years and any subsequent interim period prior to June 30, 2015, neither the we nor anyone acting on its behalf consulted BDO regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements.

In deciding to appoint BDO, the Audit Committee reviewed auditor independence issues and existing commercial relationships with BDO and concluded that BDO has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2015.

The following table presents fees for professional audit services rendered by EisnerAmper LLP, our former independent registered public accounting firm, for the audit of our annual financial statements for the years ended December 31, 2014 and December 31, 2013 and fees billed for other services rendered by EisnerAmper LLP during those periods.

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	2014	2013

Audit fees(1)	$548,750	$523,625
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$548,750	$523,625

(1)         Audit fees consist of fees for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in the quarterly reports as well as comfort letters and registration statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of BDO as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

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Required Vote

The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF BDO USA, LLP OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

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PROPOSAL 2:

APPROVAL OF THE COMPANY’S

2015 EQUITY INCENTIVE PLAN

General

We are requesting that you vote to approve the Immune Pharmaceuticals Inc. 2015 Equity Incentive Plan (the “2015 Plan”). On November 12, 2015, our Board of Directors approved the adoption of the 2015 Plan, effective upon approval by our stockholders at the annual meeting. The 2015 Plan is intended to replace our 2005 Equity Incentive Plan (the “2005 Equity Incentive Plan”), which expired by its terms on September 5, 2015. As of November 12, 2015, options to purchase 1,357,057 shares of common stock were outstanding under the 2005 Equity Incentive Plan, no shares of restricted stock or restricted stock units were outstanding under the 2005 Equity Incentive Plan and no shares remained available for issuance thereunder.

The 2015 Plan will allow for the issuance of up to 5,000,000 shares of our common stock pursuant to awards to be granted under the 2015 Plan.

The 2015 Plan is being submitted to you for approval at the annual meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code. Approval by our stockholders of the 2015 Plan is also required by the Nasdaq Stock Market Listing Standards.

The 2015 Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent desirable, the tax deduction available to us for awards made under the 2015 Plan. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of  $1,000,000 paid to each of its covered employees unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Covered employees include the CEO, and the three most highly compensated officers (other than the CFO) whose compensation is reported to stockholders under the Exchange Act for the taxable year. We believe that it is in the best interests of us and our stockholders to structure the 2015 Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it may be desirable to do so. In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The 2015 Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described below under “Eligibility” and “Shares Available for Issuance” and the performance goals are described below under “Performance Goals.”

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2015 Plan will maintain and enhance the key policies and practices adopted by our management, the Compensation Committee and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the 2015 Plan is essential to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the 2015 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the 2015 Plan.

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The following is a brief summary of the 2015 Plan. This summary is qualified in its entirety by reference to the text of the 2015 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Material Features of the 2015 Plan

Eligibility. The 2015 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2015 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2015 Plan. As of November 11, 2015, there were approximately 25 individuals eligible to participate. On November 11, 2015 the closing market price per share of our common stock was $1.32, as reported by The NASDAQ Capital Market.

Shares Available for Issuance.   The 2015 Plan provides for the issuance of up to 5,000,000 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our 2005 Equity Incentive Plan are cancelled or expire on or after the date of the annual meeting of stockholders. Generally shares of common stock reserved for awards under the 2015 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The 2015 Plan provides that no participant may receive awards for more than 750,000 shares of common stock in any fiscal year. In addition, the 2015 Plan will allow up to 1,357,057 additional shares to be issued if awards outstanding under the 2005 Equity Incentive Plan are cancelled or expire on or after the date of the annual meeting of stockholders.

Performance Goals.  In order for the Company to have the ability to grant awards under the 2015 Plan that qualify as “performance-based compensation” under Section 162(m) of the Code, the 2015 Plan provides that our Compensation and Organization Development Committee may require that the vesting of certain awards be conditioned on the satisfaction of performance criteria related to objectives of the Company, an affiliate of the Company or a division or strategic business unit of the Company in which the relevant participant is employed, such as: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; or (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographical business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. As discussed above, if we determine to make awards under the 2015 Plan subject to the attainment of these performance goals, the Compensation and Organization Development Committee intends that compensation paid under the 2015 Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code.

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Stock Options. Stock options granted under the 2015 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the incentive stock option may not be longer than five years. Non-qualified options may not have a term longer than ten years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock.   Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards.   The 2015 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to phantom stock awards, stock appreciation rights and stock unit awards. Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine however each stock appreciation right shall have an exercise price which shall not be less than the fair market value of our common stock on the date of grant and shall terminate no more than ten years from the date of grant. These conditions and restrictions may include continued employment with us through a specified restricted period.

Plan Administration.   In accordance with the terms of the 2015 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2015 Plan. The Compensation may delegate part of its authority and powers under the 2015 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2015 Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2015 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2015 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award and will not be exchanged for another type of award or cash.

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Stock Dividends and Stock Splits.   If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions.   Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to the 2015 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•	with respect to stock grants and in lieu of any of the foregoing, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

However, in the event that the successor corporation refuses to assume or substitute an award:

•	awards consisting of options, stock appreciation rights and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•	all other awards will become fully earned and eligible to receive a payout.

Amendment and Termination.   The 2015 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of Plan.   The 2015 Plan will expire by its terms on November 12, 2025.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2015 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2015 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

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Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

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Stock Grants:	With respect to stock grants under the 2015 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions

As a result of Section 162(m) of the Code, our deduction for certain awards under the 2015 Plan may be limited to the extent that a covered employee receives compensation in excess of  $1,000,000 a year (other than for performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code.) If stockholders approve the 2015 Plan, certain grants under our Plan may qualify as performance-based compensation.

New Plan Benefits

The amounts of future grants under the 2015 Plan are not determinable as awards under the 2015 Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2015 Plan or the amount or types of any such awards.

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Rules Particular to Specific Countries

The terms and conditions of the 2015 Plan may be amended with respect to particular types of participant as determined by the board of directors (for example — Israeli employees) by an appendix to the Plan (the “Appendix”). We may adopt one or more Appendices. Each Appendix shall be approved by the board of directors and as required or advisable under applicable law. The terms of an Appendix shall govern only with respect to the types of participant specified in such Appendix. In the case that the terms and conditions set forth in an Appendix conflict with any provisions of the 2015 Plan, the provisions of the Appendix shall govern with respect to participant that are subject to such Appendix, provided, however, that such Appendix shall not be construed to grant the participant rights not consistent with the terms of the 2015 Plan, unless specifically provided in such Appendix.

The amounts of future grants under the 2015 Plan are not determinable as awards under the 2015 Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2015 Plan or the amount or types of any such awards.

Required Vote

The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the 2015 Plan.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION THE 2015 PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE 2015 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL 3:

ELECTION OF DIRECTORS

On November 12, 2015, the Board of Directors nominated Messrs. Cameron Durrant, M.D., and Elliot M. Maza for election at the annual meeting. The Board of Directors currently consists of five members, classified into three classes as follows: (i) Messrs. Cameron Durrant, M.D., and Elliot M. Maza constitute a Class II directors with a term ending at the upcoming annual meeting; (ii) Dr. Daniel G. Teper and Mr. Rene-Pierre Azria, constitute a Class III directors with a term ending at the 2016 annual meeting; and (iii) Dr. Daniel Kazado and constitute a Class I directors with a term ending at the 2017. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board of Directors has voted (i) to set the size of the Board of Directors at five members and (ii)] to nominate Messrs. Cameron Durrant, M.D., and Elliot M. Maza for election at the annual meeting for a term of three years to serve until the 2018 Annual Meeting of Stockholders, and until their respective successors are elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Messrs. Cameron Durrant, M.D., and Elliot M. Maza. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Required Vote for Approval

A plurality of the votes voted at the annual meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. CAMERON DURRANT, M.D. AND MR. ELLIOT M. MAZA AS CLASS II DIRECTORS AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR, UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 4:

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Executive Officer and Director Compensation section of this proxy statement in the compensation tables and related narrative disclosure.

The objective of the compensation program for our named executive officers is to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives. Our compensation philosophy is also designed to reinforce a sense of ownership and to link compensation to the Company’s performance as well as the performance of each of our named executive officers. Before voting on this Proposal 4, you are urged to read the section of this proxy entitled “Executive Officer and Director Compensation.”

Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of our named executive officers. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2015 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Immune Pharmaceuticals Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission as set forth in the Executive Officer and Director Compensation Section of this proxy statement, is hereby APPROVED.”

Required Vote

The affirmative vote of a majority of the votes cast at the annual meeting is required to approve, on an advisory basis, this resolution.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AN ADVISORY VOTE ON COMPENSATION FOR OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.immunepharma.com, is filed as an exhibit to our Annual Report on Form 10-K, and will be made available to stockholders without charge, upon request, in writing to the Secretary, Immune Pharmaceuticals Inc., 430 East 29th Street, Suite 940, New York, NY 10016, Attention: Secretary. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business, which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2016 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations, as applicable) by no later than July 6, 2016. To be considered for presentation at the 2016 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than September 4, 2016 and no later than October 4, 2016. Proposals that are not received in a timely manner will not be presented or voted on at the 2016 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Immune Pharmaceuticals Inc., 430 East 29th Street, Suite 940, New York, NY 10016, Attention: Secretary.

New York, New York

November 13, 2015

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended (other than exhibits thereto), filed with the SEC, which provides additional information about us, will be available on the Internet at www.immunepharma.com and available in paper form to beneficial owners of our stock without charge upon written request to Immune Pharmaceuticals Inc., 430 East 29th Street, Suite 940, New York, NY 10016, Attention: Secretary.

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Appendix A

IMMUNE PHARMACEUTICALS INC.

2015 EQUITY INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Immune Pharmaceuticals Inc. 2015 Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant pertaining to a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

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(iii)	Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the effective date of the Plan, which is the date of its approval by the shareholders of the Company, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(iv)	provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change in Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the Compensation Committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

Common Stock means shares of the Company’s common stock, $0.0001 par value per share.

Company means Immune Pharmaceuticals Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1)         If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)         If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

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(3)         If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine. This value will be based on an external valuation in compliance with the applicable laws of the taxing jurisdiction.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

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Plan means this Immune Pharmaceuticals Inc. 2015 Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a)          The number of Shares which may be issued from time to time pursuant to this Plan shall be 5,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

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(b)          If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify. Subject to the provisions of the Plan, the Administrator is authorized to:

(a)          Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)          Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c)          Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 750,000 Shares be granted to any Participant in any fiscal year;

(d)          Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e)          Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

(f)          Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(g)          Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and

(h)          Adopt any appendices applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which appendices may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

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To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a)          Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

(iv)	Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

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A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)          ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

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7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(i)	Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(ii)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(iii)	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	PERFORMANCE BASED AWARDS.

Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.

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10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

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12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(i)	A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(ii)	Except as provided in Subparagraph (iii) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(iii)	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(iv)	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

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(v)	A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(vi)	Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(i)	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(ii)	Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(i)	A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability;

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability;

(iii)	A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option; and

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(iv)	The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(i)	In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death; and

(iii)	If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATh or DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(i)	All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(ii)	Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

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23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(i)	The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(ii)	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a)          Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

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(b)          Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c)          Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)          Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

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(e)          Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

(f)          Modification of Performance-Based Awards. Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as “performance based compensation” under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

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30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on November 12, 2025, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

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33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

35.	INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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IMMUNE PHARMACEUTICALS INC.

2015 EQUITY INCENTIVE PLAN

APPENDIX A – ISRAEL

1.	NAME AND EFFECTIVE DATE.

1.1          This Appendix A (the “Appendix”) to the Immune Pharmaceuticals Inc. 2015 Incentive Plan (the “Plan”) shall apply only to individuals who are granted Stock Grants, Stock Rights or Options who are residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Options.

1.2          This Appendix shall be effective as of December 9, 2015.

2.	PURPOSE.

2.1          This Appendix applies to Stock Grants, Stock Rights or Options granted to Israeli Participants under the Plan and such Stock Grants, Stock Rights and Options shall comply with Amendment no. 132 of the Israeli Tax Ordinance which is effective with respect to Options granted as of January 1, 2003 and may or may not contain such terms as will qualify such options for the special tax treatment under Section 102(b) of the Ordinance and the Rules (“102 Options”).

2.2          The purpose of this Appendix is to establish certain rules and limitations applicable to Stock Grants, Stock Rights and Options that may be granted under the Plan from time to time, in compliance with securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan.

3.	DEFINITIONS.

3.1          Capitalized Terms not otherwise defined herein shall have the meanings assigned in the Plan. The following additional terms will apply to grants made pursuant to this Appendix:

“3(i) Stock Grants, Stock Rights or Option” means a Stock Grants, Stock Rights or an Option granted under the terms of Section 3(i) of the Ordinance to persons which do not qualify as “employees” under the provisions of Section 102.

“102(b) Track Election” means the right of the Company to prefer either the “Capital Track” (as set under Section 102(b)(2)), or the “Ordinary Income Track” (as set under Section 102(b)(1)), but subject to the provisions of Section 102(g) of the Ordinance.

“102(b) Stock Grant, Stock Right or an Option” means a Stock Grant, Stock Right or an Option intended to qualify, under the provisions of Section 102(b) of the Ordinance (including the Section 102(b) Choice of Track), as either:

(i)	“102(b)(2) Option” for the special tax treatments under the “Capital Track”, or

(ii)	“102(b)(1) Option” for the special tax treatments under the “Ordinary Income Track”.

“Affiliate” means any “employing company” within the meaning of Section 102 of the Ordinance which includes (i) any company which is a Controlling Person of the Company, or (ii) that the Company is a Controlling Person of such company, or (iii) that the Company and such company are controlled by the same Controlling Person, as such term may be amended from time to time.

“Controlling Person” shall have the meaning ascribed to such definition under Section 102 of the Ordinance, as may be amended from time to time.

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“Employee” or “employee” for the purposes of Section 102 to the Ordinance shall mean a person who is employed by the Company or its Affiliates, including an officer and a director but excluding a Controlling Person, as such term may be amended from time to time under Section 102 of the Ordinance.

“Fair Market Value” Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company’s Shares are listed on any established stock exchange or a national market system or if the Company’s Shares will be registered for trading within ninety (90) days following the date of grant of the 102(b)(2) Option, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s Shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be. In all other cases Fair Market Value shall be as defined in the Plan.

“Ordinance” means the Israeli Income Tax Ordinance (New Version), 5721-1961, and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

“Rights” means rights issued or distributed in respect of Shares issued pursuant to exercise of Stock Grants, Stock Rights or Options under the Appendix, including bonus shares but excluding cash dividends.

“Rules” means the Income Tax Rules (Tax Benefits in Share Issuances to Employees) 5763-2003.

“Unapproved 102 Options” means 102 Stock Grants, Stock Rights or Options granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

4.	DESIGNATION OF PARTICIPANTS.

The persons eligible for participation under the Appendix as recipients of Stock Grants, Stock Rights or Options shall include any Employees (including officers), directors and consultants of the Company or of any Affiliate of the Company who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax. The grant of a Stock Grant, Stock Rights or Option hereunder shall neither entitle the recipient thereof to participate nor disqualify him from participating in, any other grant of Stock Grant, Stock Right or Options pursuant to the Appendix, the Plan or any other equity plan of the Company or any of its Affiliates. Notwithstanding the foregoing, no 102 Stock Grants, Stock Rights or Options shall be granted to any individual who is not an Employee of the Company or of an Affiliate of the Company, or which otherwise does not qualify as an “employee” under Section 102(a) to the Ordinance. 3(i) Options may be granted only to non-Employees.

5.	DESIGNATION OF OPTIONS PURSUANT TO SECTION 102.

5.1          The Company may designate Stock Grants, Stock Rights or Options granted to Employees pursuant to Section 102 of the Ordinance as Unapproved 102 Options or 102(b) Options.

5.2          The grant of 102(b) Stock Grants, Stock Rights or Options shall be made under this Appendix and shall be conditioned upon the approval of this Appendix by the Israeli Tax Authorities (the “ITA”).

5.3          102(b) Stock Grants, Stock Rights or Options may either be classified as 102(b)(2) Stock Grants, Stock Rights or Options under the capital gain tax Track or 102(b)(1) Stock Grants, Stock or Options under the Ordinary Income Track.

5.4          The Company’s election of the type of 102(b) Stock Grants, Stock Rights or Options as 102(b)(2) Stock Grants, Stock or Options or 102(b)(1) Stock Grants, Stock Rights or Options granted to Employees (the “Election”), shall be appropriately filed with the ITA before the date of grant of 102(b) Stock Grants, Stock Rights or Options. Such Election shall become effective beginning the first date of grant of 102(b) Option under this Appendix and shall remain in effect at least until the end of the year following the year during which the Company first granted 102(b) Stock Grants, Stock Rights or Options or such other period as shall be determined from time to time under Section 102 of the Ordinance and the Rules, regulation and orders promulgated thereunder. The Election shall obligate the Company to grant only the type of 102(b) Stock Grants, Stock Rights or Option it has elected, and shall apply to all Participants who were granted 102(b) Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 tock Grants, Stock Rights or Option simultaneously.

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5.5          All 102(b) Stock Grants, Stock Rights or Options must be held in trust by a Trustee, as described in Section 6 below.

5.6          For the avoidance of doubt, the designation of Unapproved 102 Options and 102(b) Stock Grants, Stock Rights or Options shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and Rules, regulations and orders promulgated thereunder.

5.7          With regards to 102(b) Stock Grants, Stock Rights or Options, the provisions of the Appendix and/or the Option Agreement shall be subject to the provisions of Section 102 of the Ordinance and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan, the Appendix and of the Option Agreement. Any provision of Section 102 of the Ordinance and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102 of the Ordinance, which is not expressly specified in the Plan, Appendix or the Option Agreement, shall be considered binding upon the Company and the Participants.

6.	TRUSTEE.

6.1          The 102(b) Stock Grants, Stock Rights or Options which shall be granted to Participants and/or any Shares issued upon exercise of such 102(b) Stock Grants, Stock Rights or Options and/or any other shares received subsequently following any realization of rights resulting from a 102(b) Stock Grants, Stock Rights or Option or Rights resulting from Shares issued upon exercise of a 102(b) Option, including without limitation bonus shares, shall be allocated or issued to a trustee nominated by the Board of Directors or the Administrator, as required by law, and approved in accordance with the provisions of Section 102 of the Ordinance (the “Trustee”) for such period of time, at least the minimum period required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder. The Board of Directors or the Administrator, as applicable, shall determine and approve the terms of engagement of the Trustee, and shall be authorized to designate from time to time a new Trustee and replace either of them at its sole discretion, and in the event of replacement of any existing Trustee, to instruct the transfer of all 102(b) Stock Grants, Stock Rights or Options and Shares held by such Trustee at such time to its successor. The Trustee will hold such 102(b) Stock Grants, Stock Rights or Options or Shares resulting from the exercise thereof in accordance with the provisions of the Ordinance and the Rules promulgated thereunder, the trust agreement and any other instructions the Board of Directors or the Administrator, as applicable, may issue to him/it from time to time (so long as they do not contradict the Ordinance and the Rules promulgated thereunder). Thereafter, the Trustee will transfer the 102(b) Stock Grants, Stock Rights or Options or the Shares, as the case may be, to the Participants upon his/her demand, subject to any deduction or withholding of taxes required under the Ordinance, the Rules or any other applicable law. In the case the requirements for Approved 102 Options are not met, then the Approved 102 Stock Grants, Stock Rights or Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

6.2          Anything to the contrary notwithstanding, the Trustee shall not release any 102(b) Options which were not already exercised into Shares by the Participant or release any Shares issued upon exercise of such 102(b) Stock Grants, Stock Rights or Options prior to the full payment of the Participant’s tax liabilities arising from such 102(b) Stock Grants, Stock Rights or Options which were granted to him and/or any Shares issued upon exercise of such 102(b) Stock Grants, Stock Rights or Options.

6.3          Upon receipt of a 102(b) Stock Grants, Stock Rights or Option, the Participant will sign the Stock Grants, Stock Rights or Option Agreement or an applicable option award which shall be deemed as the Participant’s undertaking to exempt the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan and the Appendix, or any 102(b) Stock Grants, Stock Rights or Option or Share granted to him thereunder.

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6.4          Subject to applicable law, the Board of Directors or the Administrator shall be entitled to revise, amend or replace the terms of the trust agreement with the Trustee, to the extent that same (i) do not adversely affect any rights of a Participant under any valid and outstanding 102(b) Stock Grants, Stock Rights or Option, which are expressly provided for in this Appendix or the respective Option Agreement with such Participant, or is (ii) necessary or desirable in the light of any change or replacement of Section 102 of the Ordinance.

6.5          Any and all Rights with respect to a 102(b) Stock Grants, Stock Rights or Option shall be issued or distributed, as the case may be, to the Trustee and held thereby. Such Rights will not be sold or transferred until the lapse of the minimum period permitted by applicable law, and such Rights shall be subject to the taxation track which is applicable to such Shares issued pursuant to the exercise of a 102(b) Stock Grants, Stock Rights or Option hereunder. Notwithstanding the aforesaid, Shares issued pursuant to the exercise of 102(b) Stock Grants, Stock Rights or Options hereunder or Rights may be sold or transferred, and the Trustee may release such Shares issued pursuant to the exercise of 102(b) Stock Grants, Stock Rights or Options hereunder (or the applicable option award) or Rights from trust, prior to the lapse of the transferred until the lapse of the minimum period permitted by applicable law.

6.6          During the period in which Shares, issued to the Trustee on behalf of a Participant upon exercise of a 102(b) Stock Grants, Stock Rights or Option, are held by the Trustee, the cash dividends paid with respect thereto shall be paid directly to the Participant; all subject to the provisions of applicable law including in particular the provisions of Section 102 and the rules, regulations or orders promulgated thereunder and Section 6.2 above.

6.7          As long as Shares are held by the Trustee in favor of the Participant, then all rights the last possesses over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

7.	SHARES RESERVED FOR THE PLAN; RESTRICTION THEREON.

7.1          Each Stock Grant, Stock Right or Option granted pursuant to this Appendix, shall be evidenced by an Option Agreement between the Company and the Participant, in such form as the Board of Directors or the Administrator, as applicable, shall from time to time approve. Each Stock Grants, Stock Rights or Option Agreement shall state a number of the Shares to which the Option relates and the type of Stock Grants, Stock Rights or Option granted thereunder (whether a 102(b)(1) Stock Grants, Stock Rights or Option, 102(b)(2) Stock Grants, Stock Rights or Option, Other 102 Stock Grants, Stock Rights or Option, or a 3(i) Stock Grants, Stock Rights or Option, the purchase price per Share and the vesting schedule to which such Stock Grants, Stock Rights or Option shall become exercisable. Stock Grants, Stock Rights or Options may be granted at any time after this Appendix has been approved by the Company, subject to any further approval or consent required under Section 102 of the Ordinance or the Rules, in case of 102(b) Stock Grants, Stock Rights or Options, and other applicable law.

7.3          Each Stock Grants, Stock Rights or Option Agreement evidencing 102(b) Stock Grants, Stock Rights or Options shall include (i) an approval and acknowledgment by the Participant of the agreement of the Company with the Trustee (as may be amended from time to time), (ii) a declaration that the Participant is familiar with the provisions of Section 102 and the “Capital Track” (if applicable) and (iii) an undertaking not to sell or transfer the Stock Grants, Stock Rights or Options and/or the Shares issued pursuant to the exercise of Stock Grants, Stock Rights or Options prior to the lapse of the period in which the Stock Grants, Stock Rights or Options and/or such Shares are held in trust, unless the Participant pays all taxes, which may arise in connection with such sale and/or transfer (as provided in Section 6.5 above).

8.	AMENDMENTS OR TERMINATION.

8.1          The Board of Directors or the Administrator, as required by law, may, at any time and from time to time, amend, alter or discontinue this Appendix, except that no amendment or alteration shall be made which would impair the rights of the holder of any share and/or Stock Grants, Stock Rights or Option granted, if and to the extent such rights are specifically set forth under the applicable Stock Grants, Stock Rights or Option Agreement, without such Participant's written consent.

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9.	GOVERNMENT REGULATION.

This Appendix and the granting and exercise of Stock Grants, Stock Rights or Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations of the State of Israel and of the United States, if applicable, and to such approvals by any governmental agencies as may be required.

10.	CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES.

Neither the Plan nor the Stock Grants, Stock Rights or Option Agreement with the Participant shall impose any obligation on the Company or an Affiliate thereof, to continue any Participant in its employ, or the hiring by the Company of the Participant’s services and nothing in the Plan or in any Stock Grants, Stock Rights or Option granted pursuant thereto shall confer upon any Participant any right to continue in the employ or service of the Company or an Affiliate thereof or restrict the right of the Company or an Affiliate thereof to terminate such employment or service hiring at any time.

11.	TAX CONSEQUENCES.

11.1        To the extent permitted by applicable law, any tax consequences arising from the grant or exercise of any Stock Grants, Stock Rights or Option, from the payment for Shares covered thereby or from any other event or act (of the Company, its Affiliates ,the Trustee or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or the Trustee (where applicable) shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Participant shall agree to indemnify the Company and the Trustee (where applicable) and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

11.2        The Board of Directors, the Administrator and/or the Trustee shall not be required to release any Share certificate, issued upon exercise of Stock Grants, Stock Rights or Option, to a Participant, until all required payments have been fully made.

11.3        Notwithstanding anything herein to the contrary, this Appendix shall be governed by the provisions of the Ordinance, the rules promulgated thereunder, and any other applicable Israeli laws.

11.4        Following the grant of Stock Grants, Stock Rights or Options under this Appendix and in any case in which the Participant shall stop being considered as an “Israeli Resident”, as defined in the Ordinance, the Company may, if and to the extent the Ordinance and/or the rules promulgated thereunder shall impose such obligation on the Company, to withhold all applicable taxes from the Participant, to remit the amount withheld to the appropriate Israeli tax authorities and to report to such Participant the amount so withheld and paid to said tax authorities.

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VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the enevelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on December 9, 2015 at 9:00 am Local Time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Immune Pharmaceuticals Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

(3) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Cameron Durrant, M.D. 02 Elliot M. Maza

(4) To approve, by an advisory vote, the compensation of the named executive officers, as disclosed in the proxy statement.

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date __________ **Signature** __________ **Signature, if held jointly** __________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

B-1

IMMUNE PHARMACEUTICALS INC.

Proxy for the Annual Meeting of Stockholders

TO BE HELD ON DECEMBER 9, 2015

IMMUNE PHARMACEUTICALS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and management’s Proxy Statement therefore, and revoking all prior proxies, hereby appoints Daniel G. Teper and Gad Berdugo, and each of them with full power of substitution, as proxy to represent and vote and act upon the following matters in respect of all shares of Common Stock and/or shares of Series C 8% Convertible Preferred Stock of Immune Pharmaceuticals Inc., a Delaware corporation (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on December 9, 2015, at 9:00 a.m., Local Time, at 430 East 29th Street, Suite 940, New York, New York 10016, and at any adjournment or postponement thereof. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed herein. If no direction is made, the proxy shall be voted “FOR” ALL NOMINEES LISTED IN PROPOSAL 3 AND “FOR” Proposals 1, 2 and 4.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements or adjournments of the meeting.

Please check here if you plan to attend the Annual Meeting of Stockholders on December 9, 2015 at 9:00 a.m.           ☐

(Continued and to be signed on Reverse Side)

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